SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2008

CELLTECK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53246	98-0550353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

417 Exeter Road London, ON Canada	N6E 2Z3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(519) 963-0668

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 11, 2008, 5:00 p.m., pst, Daniel Steer and Dr. William Russell resigned as members of the Board, directors and officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CellTeck, Inc.

Date: September 12, 2008

By: /s/ Gus Rahim

Name: Gus Rahim

Title: President

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